                                                                    EXHIBIT 23.5

                              CONSENT OF DIRECTOR

    The undersigned hereby consents to be named as director of Megabios Corp., a Delaware corporation, effective upon the date of the merger, in its Registration Statement on Form S-4.

Dated: November 23, 1998

                                          /s/ BERT W. O'MALLEY
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                                          Bert W. O'Malley, M.D.